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                                                                      EXHIBIT 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated February 22, 2000 included (or incorporated by reference) in Mandalay Resort Group's Annual Report on Form 10-K for the year ended
January 31, 2000 into Mandalay's previously filed Form S-8 Registration Statements File Nos. 2-91950, 2-93578, 33-18278, 33-29014, 33-39215, 33-56420,
33-53303, 333-51073, 333-93803, and 333-93805 and to Mandalay's previously filed
Form S-3 Registration Statement File No. 333-60975.

                                          ARTHUR ANDERSEN LLP

Las Vegas, Nevada
April 27, 2000